UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2019

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Not Applicable

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

Janus Henderson Group plc (the “Company”) reports that the resolutions contained in the Notice of Annual General Meeting (dated 21 March 2019 and lodged with the ASX and SEC) were each passed by the requisite majority of shareholders at the Annual General Meeting of Shareholders held in Denver, Colorado on 2 May 2019.

All resolutions were decided on a poll.

No resolutions were amended or withdrawn. The full text of each resolution is contained in the Notice of Annual General Meeting. Capitalised terms used below have the same meaning as in the Notice of Annual General Meeting.

Resolution 1: Annual Report and Accounts

It was resolved, as an ordinary resolution, to receive the Annual Report and Accounts of the Company for the financial year ended 31 December 2018 and the reports of the Director and Auditors thereon.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	156,189,808	99.97	159,256	0.03	848,498	0	156,349,064	79.67%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 2

It was resolved, as an ordinary resolution, to reappoint Ms K Desai as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,227,278	99.73	416,290	0.27	449,314	5,104,680	151,643,568	77.27%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 3

It was resolved, as an ordinary resolution, to reappoint Mr J Diermeier as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,157,344	99.62	575,522	0.38	360,016	5,104,680	151,732,866	77.31%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 4

It was resolved, as an ordinary resolution, to reappoint Mr K Dolan as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	150,953,433	99.49	770,344	0.51	369,105	5,104,680	151,723,777	77.31%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 5

It was resolved, as an ordinary resolution, to reappoint Mr E Flood Jr as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,030,644	99.54	696,745	0.46	365,493	5,104,680	151,727,389	77.31%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 6

It was resolved, as an ordinary resolution, to reappoint Mr R Gillingwater as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	149,898,923	98.84	1,754,027	1.16	439,932	5,104,680	151,652,950	77.27%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 7

It was resolved, as an ordinary resolution, to reappoint Mr L Kochard as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	148,537,847	98.07	2,918,722	1.93	636,313	5,104,680	151,456,569	77.17%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 8

It was resolved, as an ordinary resolution, to reappoint Mr G Schafer as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	148,975,691	98.37	2,471,465	1.63	645,726	5,104,680	151,447,156	77.17%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 9

It was resolved, as an ordinary resolution, to reappoint Ms A Seymour-Jackson as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	132,166,329	87.11	19,561,130	12.89	365,423	5,104,680	151,727,459	77.31%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 10

It was resolved, as an ordinary resolution, to reappoint Mr R Weil as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	150,961,356	99.49	781,358	0.51	350,168	5,104,680	151,742,714	77.32%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 11

It was resolved, as an ordinary resolution, to reappoint Mr T Yamamoto as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,111,163	99.59	619,557	0.41	362,162	5,104,680	151,730,720	77.31%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 12: Reappointment of the Auditors

It was resolved, as an ordinary resolution, to reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Directors to agree the remuneration of the Auditors.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	156,322,256	99.74	414,069	0.26	461,237	0	156,736,325	79.86%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 13: Authority to purchase own shares

It was resolved, as a special resolution, to authorise the Company to purchase its own shares.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,233,165	99.87	194,359	0.13	665,358	5,104,680	151,427,524	77.16%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

Resolution 14: Authority to purchase own CDIs

It was resolved, as a special resolution, to authorise the Company to purchase its own CDIs.

	For	%	Against	%	Votes withheld*	Broker non- votes	Total (ex. votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	151,160,109	99.85	230,874	0.15	701,899	5,104,680	151,390,983	77.14%
Total number of votes cast on the poll:	0	0	0	0	0	0	0	0

* A ‘vote withheld’ is not a vote in law. These were not counted in the calculation of the proportion of the votes for and against each of the resolutions.

** Issued Share Capital as of March 11, 2019: 196,255,064

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 3, 2019	By:	/s/ ROGER THOMPSON
Roger Thompson
Chief Financial Officer